UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

ANDRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31475	65-1013859

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Orange Drive, Davie, Florida	33314

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 584-0300

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibit 99.1 – Press Release dated July 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 30, 2003, Andrx Corporation announced its earnings for the quarter ended June 30, 2003. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRX CORPORATION

Date: July 30, 2003	By: /s/ Richard J. Lane

Richard J. Lane Chief Executive Officer

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